CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Perma-Fix Environmental Services, Inc. ("PESI") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Kelecy, Chief Financial Officer of PESI, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                        (1)  the Report fully complies with the requirements of Section 13(a)
                        or 15(d) of the Securities Exchange Act of 1934; and

                        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PESI.

   /s/ Richard T. Kelecy
Richard T. Kelecy
Chief Financial Officer

August 14, 2002

          This certification is made solely for purpose of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.